Prospectus and Statement of Additional Information Supplement -- July 14, 2005

                                             Prospectus Form #      SAI Form #

American Express
   Variable Portfolio Funds (Oct. 29, 2004)     S-6466-99 X        S-6466-20 X

For the prospectus:

The "AXP Variable Portfolio - Inflation Protected Securities Fund" section has been revised as follows:

Effective on or before Sept. 12, 2005:

o The name of the Fund will change to AXP Variable Portfolio - Global Inflation Protected Securities Fund.

o    The section is revised to read as follows:

AXP Variable Portfolio - Global Inflation Protected Securities Fund

GOAL

The Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long term. Achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified fund that, under normal market conditions, invests at least 80% of its net assets in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by U.S. and foreign governments, their agencies or instrumentalities, and corporations. The Fund invests only in securities rated investment grade, or, if unrated, deemed to be of comparable quality by the Fund's investment manager, AEFC. Inflation-protected securities are designed to protect the future purchasing power of the money invested in them. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's goal, AEFC makes purchase and sale decisions using proprietary interest rate models and seasoned professional judgment.

o Fund assets will be allocated among different countries and different market sectors (including different government or corporate issuers) and different maturities based on views of the relative value for each sector or maturity. The Fund currently intends to focus on inflation-protected debt securities issued by U.S. or foreign governments.

o Duration and yield curve decisions will be based on quantitative analysis of forward looking interest rate determinants including inflation, real rates, risk premiums and relative supply/demand.

o The Fund will target an average portfolio duration within one year of the duration of a blended index comprised of 50% of the Lehman Brothers U.S. Treasury Inflation Protected Securities (TIPS) Index and 50% of the Lehman Brothers Global Inflation Linked Index (excluding U.S., fully hedged to the U.S. dollar) which, as of June 1, 2005, was 9.6 years on an unadjusted basis, and 6.1 years when adjusted for relative volatility and correlation to traditional government debt securities. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a 5-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. There is no limitation on the maturities of the instruments the Fund will invest in.

AEFC may hedge any portion of the non-U.S. dollar denominated securities in the Fund to the U.S. dollar.

Unusual Market Conditions

During unusual market conditions, the Fund may invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing could prevent the Fund from achieving its investment objective. During these times, the Fund may trade its portfolio securities more frequently. Increased portfolio turnover could result in increased fees and expenses.


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S-6466-62 A (7/05)

* Valid until Oct. 30, 2005.


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PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

      Inflation Risk

      Foreign Risk

      Credit Risk

      Style Risk

      Interest Rate Risk

      Market Risk

      Diversification Risk

      Derivatives Risk

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on. The Fund owns securities whose returns vary with inflation in various countries. Those various measures of inflation may result in returns which are less than inflation as measured and reported by the U.S. government. Also, there can be no assurance that Fund returns will exceed inflation or the cost of living for shareholders.

Foreign Risk

The following are all components of foreign market risk:

Country risk includes the political, economic and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between the local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations and are more likely to experience a default.

Style Risk

Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the greater its sensitivity to changes in interest rates.

Market Risk

The market value of securities may drop, and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Diversification Risk

The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund.

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Derivatives Risk

Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, correlation, liquidity, interest rate, and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund.

PAST PERFORMANCE

The Fund is new as of the date of this prospectus and therefore performance information is not available.

When available, the Fund intends to compare its performance to the Lehman Brothers U.S. Treasury Inflation Notes Index, an unmanaged index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The index is generally considered representative of the markets in which the Fund invests.

MANAGEMENT

The team that manages the Fund's portfolio is led by:

Jamie Jackson, Portfolio Manager

o    Managed the Fund since 2004.

o    Leader of the liquid assets sector team.

o    Joined AEFC in June 2003.

o Prior to that, co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management from 1997 to 2003, responsible for strategy formulating and trading.

o    Began investment career in 1988.

o    MBA, Marquette University.

Nicholas Pifer, CFA, Portfolio Manager

o    Managed the Fund since 2005.

o    Leader of the global sector team.

o    Joined AEFC in 2000.

o Prior to that, Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

o    Began investment career in 1990.

o    MA, Johns Hopkins University School of Advanced International Studies.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as foreign securities. The Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

For the Statement of Additional Information:

The "AXP Variable Portfolio - Inflation Protected Securities Fund" section has been revised as follows:

Effective on or before Sept. 12, 2005:

o The name of the Fund will change to AXP Variable Portfolio - Global Inflation Protected Securities Fund.

o The "Investment Strategies and Types of Investments" section describing AXP(R) Variable Portfolio - Inflation Protected Securities Fund's non-fundamental policies has been revised to read:

Global Inflation Protected Securities Fund

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in stock index futures contracts.

o The Fund will not invest more than 10% of its assets in securities of investment companies.

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